Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Taxes	TAXES

($ in millions)
For the year ended December 31:	2024	2023	2022
Income/(loss) from continuing operations before income taxes
U.S. operations (1)	$(3,405)	$(227)	$(6,602)
Non-U.S. operations	9,202	8,917	7,758
Total income from continuing operations before income taxes	$5,797	$8,690	$1,156
(1)2024 and 2022 include the impact of a pension settlement charge of $2.7 billion and $5.9 billion, respectively. Refer to note U, “Retirement-Related Benefits,” for additional information.
The components of the income from continuing operations provision for/(benefit from) income taxes by taxing jurisdiction were as follows:

($ in millions)
For the year ended December 31:	2024	2023	2022
U.S. federal
Current	$(335)	$560	$391
Deferred	(2,204)	(1,371)	(2,645)
	$(2,539)	$(811)	$(2,253)
U.S. state and local
Current	$152	$127	$184
Deferred	(335)	(162)	(486)
	$(183)	$(34)	$(302)
Non-U.S.
Current	$2,301	$1,594	$1,676
Deferred	203	428	252
	$2,504	$2,022	$1,929
Total continuing operations provision for/(benefit from) income taxes	$(218)	$1,176	$(626)
Discontinued operations provision for/(benefit from) income taxes	$6	$(9)	$124
Total provision for/(benefit from) income taxes	$(212)	$1,167	$(503)
In addition to the total provision for/(benefit from) income taxes, the company recorded a provision included in net income for social security, real estate, personal property and other taxes of approximately $2.9 billion in 2024. The total taxes included in net income was approximately $2.7 billion in 2024.
A reconciliation of the statutory U.S. federal tax rate to the company’s effective tax rate from continuing operations was as follows:

For the year ended December 31:	2024	2023	2022
Statutory rate	21%	21%	21%
Tax differential on foreign income (1)	(13)	(3)	(29)
Domestic incentives (1)	(7)	(5)	(24)
State and local (1)	(2)	0	(21)
Other (1)	(3)	1	(1)
Effective rate	(4)%	14%	(54)%
(1)2024 includes the impacts of pension settlement charges on tax differential on foreign income, domestic incentives, state and local, and other of (4) points, (3) points, (2) points, and (1) point, respectively. 2022 includes the impacts of a pension settlement charge on tax differential on foreign income, domestic incentives, state and local, and other of (24) points, (20) points, (21) points, and (1) point, respectively. Refer to note U, “Retirement-Related Benefits,” for additional information.
Percentages rounded for disclosure purposes.
The significant components reflected within the tax rate reconciliation labeled “Tax differential on foreign income” include the effects of foreign subsidiaries’ earnings taxed at rates other than the U.S. statutory rate, U.S. taxes on foreign income and any net impacts of intercompany transactions. These items also reflect audit settlements or changes in the amount of unrecognized tax benefits associated with each of these items.
The continuing operations effective tax rate was (3.8) percent, 13.5 percent, and (54.2) percent in 2024, 2023, and 2022, respectively. The 2024 and 2022 effective tax rates were driven by the tax impact of the pension settlement charges. Refer to note U, “Retirement-Related Benefits,” for additional information. The 2024 effective tax rate was also driven by the resolution of certain tax audit matters.
The effect of tax law changes on deferred tax assets and liabilities did not have a material impact on the company’s 2024 effective tax rate.
Deferred Tax Assets

($ in millions)
At December 31:	2024	2023
Retirement benefits	$1,898	$2,269
Leases	1,157	1,055
Share-based and other compensation	796	720
Tax losses/credits (1) (2)	3,615	3,069
Deferred income	790	682
Bad debt, inventory and warranty reserves	198	305
Depreciation	238	205
Accruals (includes restructuring charges) (2)	395	347
Intangible assets	2,482	2,774
Capitalized research and development	4,185	3,524
Other (2)	784	917
Gross deferred tax assets	16,537	15,868
Less: valuation allowance	1,223	765
Net deferred tax assets	$15,314	$15,103
Deferred Tax Liabilities

($ in millions)
At December 31:	2024	2023
Goodwill and intangible assets	$3,147	$3,054
GILTI deferred taxes	1,200	2,195
Leases and right-of-use assets	1,483	1,369
Depreciation	438	523
Retirement benefits	1,478	1,443
Undistributed foreign earnings	211	192
Hedging (2)	448	30
Other (2)	746	786
Gross deferred tax liabilities	$9,151	$9,593
(1)Includes domestic tax loss/credit carryforwards and foreign tax loss/credit carryforwards.
(2)Prior-year amounts have been reclassified to conform to the change in 2024 presentation.
For financial reporting purposes, as of December 31, 2024, the company had loss carryforwards, the tax effect of which was $1,774 million, as well as credit carryforwards of $1,681 million. Substantially all of these carryforwards are available for at least two years and the majority are available for 10 years or more.
The valuation allowances as of December 31, 2024, 2023 and 2022 were $1,223 million, $765 million and $770 million, respectively. The amounts principally apply to certain loss carryforwards and credits. In the opinion of management, it is more likely than not that these assets will not be realized. However, to the extent that tax benefits related to these carryforwards and credits are realized in the future, the reduction in the valuation allowance will reduce income tax expense.
The amount of unrecognized tax benefits at December 31, 2024 increased by $103 million in 2024 to $8,875 million. A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

($ in millions)
	2024	2023	2022
Balance at January 1	$8,772	$8,728	$8,709
Additions based on tax positions related to the current year	667	296	355
Additions for tax positions of prior years	452	231	174
Reductions for tax positions of prior years	(955)	(457)	(470)
Settlements	(61)	(26)	(41)
Balance at December 31	$8,875	$8,772	$8,728
The additions to unrecognized tax benefits related to the current and prior years were primarily attributable to U.S. federal, state, and non-U.S. tax matters, including transfer pricing. The settlements and reductions to unrecognized tax benefits for tax positions of prior years were primarily attributable to U.S federal, state, and non-U.S. tax matters, including impacts due to lapse of statute of limitations and foreign currency translation adjustments.
The unrecognized tax benefits at December 31, 2024 of $8,875 million can be reduced by $617 million associated with timing adjustments, potential transfer pricing adjustments and state income taxes. The net amount of $8,258 million, if recognized, would favorably affect the company’s effective tax rate. The net amounts at December 31, 2023 and 2022 were $8,205 million and $8,191 million, respectively.
Interest and penalties related to income tax liabilities are included in income tax expense. During the years ended December 31, 2024, 2023 and 2022, the company recognized $282 million, $379 million and $185 million, respectively, in interest expense and penalties. The company had $1,560 million and $1,321 million for the payment of interest and penalties accrued at December 31, 2024 and December 31, 2023, respectively.
Within the next 12 months, the company believes it is reasonably possible that the total amount of unrecognized tax benefits associated with certain positions may be reduced. The potential decrease in the amount of unrecognized tax benefits is associated with certain non-U.S. positions that are expected to be recognized due to a lapse in statute of limitations, as well as anticipated resolution of various audits. The company estimates that the unrecognized tax benefits at December 31, 2024 could be reduced by $139 million.
During the fourth quarter of 2020, the U.S. Internal Revenue Service (IRS) concluded its examination of the company’s U.S. income tax returns for 2013 and 2014 and issued a final Revenue Agent’s Report (RAR) proposing adjustments related to certain cross-border transactions that occurred in 2013. The company filed its IRS Appeals protest in the first quarter of 2021, and in October of 2023, the IRS issued a revised RAR. These adjustments, if sustained, would increase the company’s income subject to tax by approximately $4.2 billion, with tax calculated at the relevant federal income tax rate. The company continues to strongly disagree with the IRS position and will pursue resolution at IRS Appeals and then court, if necessary. In the first quarter of 2024, the IRS concluded its examination of the company's U.S. income tax returns for 2015 and 2016 and issued a final RAR proposing adjustments related to certain cross-border transactions that occurred in 2015. The proposed adjustments, if sustained, would increase the company’s income subject to tax by approximately $1.2 billion, with tax calculated at the relevant federal income tax rate. The company strongly disagrees with the IRS position and filed its IRS Appeals protest in the second quarter of 2024. In the fourth quarter of 2021, the IRS commenced its audit of the company’s U.S. tax returns for 2017 and 2018. The company anticipates that this audit will be completed in 2025. With respect to major U.S. state and foreign taxing jurisdictions, the company is generally no longer subject to tax examinations for years prior to 2016. The company is no longer subject to income tax examination of its U.S. federal tax return for years prior to 2013. The open years contain matters that could be subject to differing interpretations of applicable tax laws and regulations as it relates to the amount and/or timing of income, deductions, and tax credits. Although the outcome of tax audits is always uncertain, the company believes that adequate amounts of tax, interest and penalties have been provided for any adjustments that are expected to result for these years.

The company is involved in a number of income tax-related matters in India challenging tax assessments issued by the India Tax Authorities. As of December 31, 2024, the company had recorded approximately $400 million as prepaid income taxes in India. A significant portion of this balance represents cash tax deposits paid over time to protect the company’s right to appeal various income tax assessments made by the India Tax Authorities. Although the outcome of tax audits is always uncertain, the company believes that adequate amounts of tax, interest and penalties have been provided for any adjustments that are expected to result for these years.
Within consolidated retained earnings at December 31, 2024 were undistributed after-tax earnings from certain non-U.S. subsidiaries that were not indefinitely reinvested. At December 31, 2024, the company had a deferred tax liability of $211 million for the estimated taxes associated with the repatriation of these earnings. Undistributed earnings of approximately $1.3 billion and other outside basis differences in foreign subsidiaries were indefinitely reinvested in foreign operations. Quantification of the deferred tax liability, if any, associated with indefinitely reinvested earnings and outside basis differences was not practicable.